SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-ll(c) or ss.240.14a-12

                         COLONIAL DOWNS HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)
                         COLONIAL DOWNS HOLDINGS, INC.
                   (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):

         [x]      No fee required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

1) Title of each class of securities to which transaction applies:


2) Aggregate number of securities to which transaction applies:


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


4) Proposed maximum aggregate value of transaction:


5) Total fee paid:


         [ ]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing
                  1) Amount previously paid: -----------------------------------
                  2) Form, Schedule or Registration Statement no:---------------
                  3) Filing Party:----------------------------------------------
                  4) Date Filed:------------------------------------------------

                         COLONIAL DOWNS HOLDINGS, INC.
                          10515 Colonial Downs Parkway
                               New Kent, VA 23124

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be Held June 5, 1998

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Colonial Downs Holdings, Inc., (the "Company"), a Virginia corporation, will be held on June 5, 1998 at 4:00 p.m., local time, at Colonial Downs Racetrack, 10515 Colonial Downs Parkway, New Kent, Virginia for the following purposes:

         1. To elect two Class I directors for a term of three years and until their successors are duly elected and qualified.

         2. To consider and transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

         Only shareholders of record at the close of business on May 4, 1998 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

         All shareholders ("Shareholders") are cordially invited to attend the Annual Meeting in person. Any shareholder attending the Annual Meeting may vote in person even if such shareholder previously signed and returned a proxy.

                                     FOR THE BOARD OF DIRECTORS


                                     Jeffrey P. Jacobs
                                     Chief Executive Officer and
                                     President


New Kent, Virginia
May 6, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                         COLONIAL DOWNS HOLDINGS, INC.
                          10515 Colonial Downs Parkway
                               New Kent, VA 23124
                                 (804) 966-7223

                                PROXY STATEMENT
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 1998


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

         This Proxy Statement and the enclosed Proxy are first being furnished to the shareholders of Colonial Downs Holdings, Inc. (the "Company") in connection with the solicitation of proxies for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held June 5, 1998 at 4:00 p.m., local time, at Colonial Downs Racetrack, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. This Proxy Statement and enclosed Proxy were first mailed to shareholders on May 6, 1998. This solicitation is being made on behalf of the Board of Directors of the Company. The Company's principal executive offices are located at 10515 Colonial Downs Parkway, New Kent, Virginia 23124, telephone number 804-996-7223.

         Other than the matters listed on the attached Notice of the 1998 Annual Meeting of Shareholders, the Board of Directors knows of no matters to be presented for consideration at the meeting. Execution of the proxy, however, confers on the designated proxy holders' discretionary authority to vote the shares represented thereby in accordance with their best business judgment on such business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Record Date and Shares Outstanding

         The Board of Directors has fixed the close of business on May 4, 1998, as the record date ("Record Date") for the determination of shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the record date, 5,000,000 shares of the Company's Class A Common Stock and 2,250,000 shares of the Company's Class B Common Stock (collectively, the "Common Stock") were issued and outstanding and entitled to vote at the Annual Meeting.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. If you are the beneficial owner of shares of Common Stock which are not registered in your name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Voting and Solicitation

         The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast is necessary for a quorum to be present at the Annual Meeting. If a share is represented for any purpose at the meeting it is deemed to be present for quorum purposes and for all other matters as well. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present at such meeting. With the exception of a vote regarding (i) a merger, (ii) a sale of substantially all of the assets of the Company, or (iii) an amendment to the Articles of Incorporation or Bylaws of the Company, each share of the Company's Class A Common Stock outstanding is entitled to one vote and each share of the Class B
Common Stock outstanding is entitled to five votes on each such matter. With regard to the preceding exceptions, each share of Common Stock outstanding is entitled to one vote per share.

         Proxies given in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein, and if no choice is specified, will be voted in favor of the proposals set forth in the notice of meeting. Assuming a quorum is present, the affirmative vote of the holders of a plurality of the shares of Common Stock cast is required for the election of directors. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is generally required, with certain exceptions, for the approval of any other matters which may properly come before the Annual Meeting or any postponement or adjournment thereof. For purposes of determining the number of votes cast, only those cast "for" or "against" are counted. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum under Virginia law is present at the Annual Meeting.

         It is expected that the solicitation of proxies will be conducted primarily by mail. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may be made personally or by telephone, telegraph, or telecopy. The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, or telecopy.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

Information about Nominees and Other Directors

         The Company's Board of Directors presently consists of seven directors. There are two Class I director's, two Class II directors and three Class III directors. Each director's term is for a period of three years, staggered such that only one class of directors is voted upon at each annual meeting. The Class I directors' terms expire in 1998, the Class II directors' terms expire in 1999, and the Class III directors' terms expire in 2000.

         Two Class I directors will be elected at the Annual Meeting to hold office, subject to the provisions of the Company's Bylaws, until their respective successors are duly elected and qualified at the annual meeting of shareholders of the Company to be held in 2001.

         Unless otherwise instructed on the proxy, the shares represented by proxies will be voted for the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee in the Proxy Statement and has agreed that, if elected, he will serve on the Board of Directors for his three-year term and until his successor has been elected. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. The Company is not aware of any family relationship among any of the directors, executive officers or nominees to become directors or executive officers of the Company, other than Mr. Arnold Stansley, a director, is the father of Mr. Brett Lee Stansley, Vice President of Administration.

         The following table sets forth the name, age, principal occupation, and respective service dates of each person who has been nominated to be a director of the Company:


Name of Nominee              Age           Principal Occupation
---------------              ---           --------------------

Stephen Peskoff              55            Mr.  Peskoff has acted as a consultant to  Friedman,  Billings,
                                           Ramsey & Co.  for the last three years and served as  President of  Underhill  Investment  Corp. since  1976.  Mr.  Peskoff was active  in the  thoroughbred  horse industry  from 1978 to 1992 during which time he won two Eclipse Awards (1983 and 1991) and was the  breeder  of the  1991  horse  of the  year  (Black Tie
                                           Affair).  Mr.  Peskoff has been a director of the Company since
                                           March 1997.

Patrick J. McKinley          44            Mr.  McKinley has served as Executive  Vice President of Jacobs
                                           Investment,  Inc. for more than twenty years and is responsible for such  company's  day-to-day  operations.  Mr.  McKinley has over twenty  years'  experience in  restaurant  operations  and real estate  development and management.  Mr. McKinley has been a director of the Company since March 1997.


         The Board of Directors recommends a vote FOR the proposed directors.

         The following directors have served as directors of the Company since March 1997 and are continuing in office for terms expiring in 1999 or 2000, as indicated:


Name of Director             Age           Principal Occupation
----------------             ---           --------------------

Jeffrey P. Jacobs            44            Mr.  Jacobs  serves as  Chairman of the Board,  Chief  Executive
                                           Officer  and  President  of  the  Company.   From  1995  to  the
                                           present,  he has served as Chairman and Chief Executive  Officer of Jacobs  Entertainment  Ltd.,  a company  based in  Cleveland,
                                           Ohio  that  has  investments  in  other  gaming   companies  and
                                           ventures,  including  Black Hawk Gaming &  Development  Company,
                                           Inc. based in Boulder,  Colorado.  From 1975 to present, he also has served as President and CEO of Jacobs  Investments,  Inc., a company engaged in the  development,  construction and operation of  residential  and  commercial  real estate and  entertainment projects  in Ohio.  Mr.  Jacobs also served in the Ohio House of
                                           Representatives  from 1982 until  1986.  Mr.  Jacobs'  term as a director of the Company expires in 2000.

Arnold W. Stansley           65            Mr.  Stansley is an owner and has been an  executive  officer of
                                           Raceway Park, a standardbred  racetrack in Toledo, Ohio, for the last eight years.  From 1993 to 1997,  he served as President of
                                           Stansley  Management  Corp.,  Colonial  Downs,  L.P.'s  managing general  partner prior to the  reorganization  of the Company in connection  with its initial public  offering of stock.  He also
                                           served  as   President   of   Stansley   Racing   prior  to  the
                                           reorganization,  from 1994 to 1997.  Mr.  Stansley is the father of Brett Lee  Stansley.  Mr.  Stansley's  term as a director  of the Company expires in 1999.

William J. Koslo, Jr.        38            Mr. Koslo joined CIBC Oppenheimer  Corp., an investment  banking subsidiary  of the  Canadian  Imperial  Bank of  Commerce,  as a
                                           director in  September  1996.  From 1993 to 1996,  Mr. Koslo was
                                           an associate  director of the investment  bank Rodman & Renshaw,
                                           Inc.  In  1992  and  1993,   he  was  a  vice   president   with
                                           Creditanstalt--Bankverein,  a  commercial  bank  then affiliated with Rodman & Renshaw,  Inc.  Mr.  Koslo's term as a director of
                                           the    Company   expires   in   1999.

Robert H. Hughes             56            Mr.  Hughes  has  served as Chief  Financial  Officer  of Jacobs
                                           Investments,  Inc.  since  1993.  Mr.  Hughes is a  director  of
                                           Black Hawk Gaming and  Development  Co.,  Inc. Mr.  Hughes was a
                                           partner  in  charge  of the audit  department  of the  Cleveland office of the  accounting  firm of  Deloitte  & Touche LLP until his  retirement  in  1991.  Mr.  Hughes  is a  certified  public accountant.  Mr.  Hughes'  term  as a  director  of the  Company expires in 2000.

David C. Grunenwald          44            Mr.  Grunenwald has served as Vice President of Development  and
                                           Leasing  for Jacobs  Investments,  Inc.  since 1988 and  directs
                                           such   company's   development,    construction,   and   leasing
                                           operations.  Prior to  joining  Jacobs  Investments,  Inc.,  Mr.
                                           Grunenwald worked for Weston,  Inc. (1987-88) in syndication and property  management and Touche Ross & Company from 1981 to 1987 as a  tax  consultant.  Mr.  Grunenwald's  term  as  a  director expires in 2000.


         The executive officers, in addition to Mr. Jacobs, of the Company are as follows:


Name of Officer              Age           Position with the Company
---------------              ---           -------------------------

Ian M. Stewart               43            Mr.  Stewart  has  served  as  Chief  Operating   Officer  since
                                           December  1997 and Chief  Financial  Officer  since  June  1997.
                                           Prior  to  that  time,  Mr. Stewart  was CFO for Barber Martin &
                                           Associates  from March 1997 to June 1997.  From  October 1994 to
                                           March 1997,  Mr.  Stewart served as a consultant and a temporary
                                           CFO for several  Virginia based  businesses.  From December 1989 to September  1994,  Mr.  Stewart was Vice  President and CFO of
                                           Hat Brands, Inc.  Mr. Stewart is a certified public accountant.

Gil D. Short                 52            Mr. Short has served as Vice  President  - General Manager since
                                           March 1997.  Prior to that, Mr. Short served as General  Manager for the  Company.  From 1991 to 1994, Mr. Short was  Director of
                                           Operations for Trinity Meadows Thoroughbred Racetrack.

Jerry M. Monahan             58            Mr.  Monahan has served as Vice  President  - Racing  Operations since  March  1997.  Prior to that time,  Mr.  Monahan  was Vice
                                           President  and General  Manager of the  Lexington  Trots Breeder
                                           Association.  Prior to that,  Mr. Monahan was Vice President and
                                           General Manager of Buffalo Raceway.

Brett Lee Stansley           34            Mr.  Stansley  has  served as Vice  President  -  Administration since March 1997.  Prior to that time,  Mr.  Stansley  served as
                                           Vice  President  of  Stansley   Management   Corporation.   From
                                           December  1987 to  November  1994,  Mr.  Stansley  was a Trading
                                           Advisor for Merrill Lynch.

Cary L. Polk                 33            Mr. Polk has served as Controller  since January 1998.  Prior to that time,  Mr. Polk was  Manager of  Accounting  and  Reporting with  Cadmus  Communications  Corporation  from  August  1997 to
                                           January  1998.  From  June  1992 to August  1997,  Mr.  Polk was
                                           first a Financial  Reporting  Accountant  and then an Accounting
                                           Supervisor  for  Ethyl  Corporation.  Mr.  Polk  is a  certified public accountant.

                       MEETINGS OF THE BOARD OF DIRECTORS
                     AND INFORMATION ABOUT BOARD COMMITTEES

General

         The Board of Directors held three meetings during the fiscal year ended December 31, 1997. Each director attended at least 75% of all meetings of the Board.

         The Company has three standing Committees: The Audit Committee, the Compensation Committee and the Stock Option Committee. The Audit Committee consists of William J. Koslo, Jr., Stephen Peskoff and Robert H.
Hughes. Jeffrey P. Jacobs, Stephen Peskoff, and William J. Koslo, Jr. are the members of the Compensation Committee. Jeffrey P. Jacobs, William
J. Koslo, Jr. and Patrick J. McKinley are members of the Stock Option Committee. The Audit Committee reviews financial matters and the Company's auditors' reports. The Compensation Committee reviews compensation and benefits for the Company's executives. The Stock Option Committee administers the grant of stock options to executive officers under the Company's 1997
Stock Option Plan. The Company does not have a nominating committee. No meetings of the committees where held in 1997.

         The Company pays director's fees to each Director who is not an employee of the Company. During the year ending December 31, 1997, each non-employee Director received a per meeting fee of $1,000 for each Board of Directors meeting attended in person, and $500 for each Board of Directors meeting attended by phone. Additionally, Directors receive $500 for each meeting of a Committee which he attends. The compensation for attending Board of Directors and Committee meetings are paid in the form of shares of Class A Common Stock. The amount of shares per meeting is determined by using the average closing price of Class A Common Stock for the two trading days preceding the meeting, the day of the meeting, and the two trading days following the meeting.

Compensation Committee

         The Company's executive officer compensation program is administered and reviewed by the Compensation Committee of the Board of Directors (the
"Compensation Committee"). The Compensation Committee has determined that compensation of executive officers should include a mixture of short and long range compensation plans which attract, motivate and retain competent executive personnel, increase executive ownership interests in the Company and encourage increases in the Company's productivity and profitability. As such, the
Company's policy is that executive compensation should be directly and materially related to the short-term and long-term operating performance and objectives of the Company. To achieve these ends, executive compensation, including base salary and stock option grants, is to a significant extent dependent upon the Company's financial performance and the return on its Common Stock. However, to ensure that the Company is strategically and competitively positioned for the future, the Compensation Committee may attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness implementing capital improvements, expanding markets and achieving other long-range business and operating objectives. The base salaries for Jeffrey P. Jacobs, Ian M. Stewart, Jerry M. Monahan, Gilbert D. Short, Brett Lee Stansley and Cary L. Polk are set pursuant to employment agreements and currently are $120,000, $120,000, $75,000, $75,000, $75,000 and
$63,000 per year, respectively.

Stock Option Committee

         Stock options are granted under the provisions of the Company's 1997 Stock Option Plan (the "Plan"). Stock options are granted to reinforce the importance of improving shareholder value over the long-term and to encourage and facilitate director and executive stock ownership. Under the Plan, stock options are either incentive stock options or non-qualified stock options. Stock options are granted at not less than 100% of the fair market value of the stock on the date of grant to ensure that executives can only be rewarded for appreciation in the price of the Common Stock where the Company's shareholders are similarly benefited. The stock options which have already been issued vest at a rate of twenty percent (20%) per year for five years. For future grants, the Stock Option Committee will establish levels of participation for the stock option program based upon each director's, executive officer's or other employee's position in the Company. The number of options to be granted will be contingent on the individual and the Company's performance, tenure and future potential.

Audit Committee

         The principal functions of the Audit Committee are to recommend engagement of the Company's auditors, to consult with the Company's auditors concerning the scope of the audit, to review with the auditors the results of the examination, to review and approve any material accounting policy changes affecting the Company's operating results, and to review the Company's financial control procedures and personnel.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 31, 1998, by (i) each person known to the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (ii) each director, (iii) the chief executive officer and each of the four other most highly compensated executive officers of the Company whose salaries and bonuses were in excess of $100,000, and (iv) all of the executive officers and directors of the Company as a group.


                                                                                                      Voting Power
                                                                          Percent of Common            as Percent
                                                                          Stock Outstanding            of Common
                                              Shares Owned                                               Stock
Name of Beneficial Owner               Class A          Class B      Class A    Class B     All     Outstanding (1)
------------------------               -------          -------      -------    -------     ---     ----------------
CD Entertainment Ltd. (2)            300,000(3)      1,974,547(4)      6.0%      72.5%     29.5%          54.8%
1231 Main Avenue
Cleveland, OH  44113
Jeffrey P. Jacobs (5)                320,000         1,974,547(4)      6.4%      72.8%     29.6%          54.9%
Arnold W. Stansley(6)                490,225.33        510,000         9.8%      18.8%     12.9%          16.4%
James M. Leadbetter(7)               216,581           225,000         4.3%       8.3%      5.7%           7.2%
110 Arco Drive
Toledo, Ohio 43607
Stephen Peskoff (8)                  115,251.39             --         2.3%        --       1.5%            *
David C. Grunenwald(9)                10,306.33             --          *          --        *              *
Robert H. Hughes(9)                   10,306.38             --          *          --        *              *
Patrick J. McKinley(9)                   251.39             --          *          --        *              *
William J. Koslo, Jr.(9)                 540.25                         *                    *              *
Wellington Management Co.(10)        495,000                --         9.9%        --       6.3%           2.7%
75 State Street
Boston, MA  02109
Friedman, Billings, Ramsey and       819,898                --        16.4%        --      10.4%           4.4%
Company(11)
1001 19th Street, N.
Arlington, VA 22209
All executive officers and
   directors as a group
   (12 persons)(12)                  627,881.02      2,484,547        12.2%      91.6%     39.7%          69.9%

* Represents less than 1%.

     (1) Except for votes on (i) a merger, (ii) a sale of substantially all of the assets of the Company, (iii) an amendment to the Articles of Incorporation or Bylaws of the Company, in which case the voting power of the Company's officers and directors will be equal to their total respective percentage ownership of Common Stock outstanding, as set forth herein.

     (2) CD Entertainment  Ltd. is beneficially  owned by Jeffrey P. Jacobs, and
         Gary  L.  Bryenton  and  Jeffrey  P.  Jacobs  as  Trustees   under  the
         Opportunities Trust Agreement dated February 1, 1996.

     (3) Represents 300,000 shares of Class A Common Stock which may be acquired upon the exercise of options issued by Messrs. Arnold W. Stansley and James M. Leadbetter to CD Entertainment Ltd.

     (4) Includes   474,547  shares  of  Class  B  Common  Stock  issuable  upon
         conversion   of  the   Convertible   Subordinated   Note   held  by  CD
         Entertainment.

     (5) Represents the shares owned by CD Entertainment Ltd. and options for 20,000 shares held pursuant to the Stock Option Plan.

     (6) Includes 210,000 shares that are subject to an option in favor of CD Entertainment Ltd from Mr. Arnold W. Stansley. Includes 306.33 shares accrued but not yet issued as compensation for attending Board of Directors meetings in 1997.

     (7) Includes 90,000 shares that are subject to an option in favor of CD Entertainment Ltd. from Mr. James M. Leadbetter.

     (8) Represents 15,000 shares owned by Underhill Investment Corp., an affiliate of Mr. Peskoff, options for 50,000 shares granted under the Stock Option Plan, options for 25,000 shares from Mr. Arnold W. Stansley, options for 25,000 shares from Mr. Leadbetter and 251.39 shares accrued but not yet issued as compensation for attending Board of Directors meetings in 1997.

     (9) Includes options granted to directors as well as shares accrued but not yet issued to directors as compensation for attending Board of Directors meetings in 1997.

     (10)Based on Schedule 13G filed by Wellington Management Co., LLP to reflect ownership of shares on December 31, 1997.

     (11)Based on Schedule 13G/A filed by Friedman Billings Ramsey Group, Inc. to reflect ownership of shares on December 31, 1997.

     (12)Includes (i) all shares owned directly or indirectly, (ii) all options held, except those to purchase shares issued to another officer or director, and (iii) shares accrued but not yet issued as compensation for attending Board of Directors meetings in 1997. The address of all directors and employees is c/o Colonial Downs, 10515 Colonial Downs Parkway, New Kent, Virginia 23124.

Executive Compensation

         The following table sets forth a summary of all compensation paid or accrued by the Company for services rendered for the last three fiscal years to the Company's Chief Executive Officer and each executive officer whose aggregate cash compensation in 1997 exceeded $100,000:



                                            SUMMARY COMPENSATION TABLE

                                                                     Restricted       Securities
Name and Principal                                                   Stock Awards     Underlying         All Other Compensation
Position                    Year        Salary          Bonus                         Options
--------                    ----        ------          -----        ------------     ----------         ----------------------

Jeffrey P. Jacobs           1997        $120,000        -----            -----          20,000                 -----
Chief Executive             1996          -----         -----            -----          -----                  -----
Officer                     1995          -----         -----            -----          -----                  -----

O.J. Peterson, III          1997        $200,000        -----            -----          60,000                 -----
President                   1996          -----         -----            -----          -----                  -----
                            1995          -----         -----            -----          -----                  -----



                                     EMPLOYEE GRANTS OF STOCK OPTIONS IN 1997


                                                                                             Potential
                                Number of      % of Total                                Realizable     Potential
                                Securities     Options                                   Value at       Realizable
                                Underlying     Granted to    Exercise                    Annual         Value at
                                Option         Employees in  Prices Per  Expiration      Rate of        Annual Rate of
        Name                    Granted        Fiscal Year   Share       Date            5%             10%
        ----                    -------        -----------   ----------  ----------      ----------     --------------
        Jeffrey P. Jacobs       20,000         14.29%        $10.45      03/21/2007      $109,489.98    $283,811.07
        Brett Lee Stansley      10,000         07.14%        $ 9.50      03/21/2007      $ 59,744.99    $151,405.53
        Gil D. Short            10,000         07.14%        $ 9.50      03/21/2007      $ 59,744.99    $151,405.53
        Michael D. Salmon       10,000         07.14%        $ 9.50      03/21/2007      $ 59,744.99    $151,405.53
        Ian M. Stewart          10,000         07.14%        $ 9.50      06/23/2007      $ 59,744.99    $151,405.53
        Hugh Mellon             10,000         07.14%        $ 9.50      03/21/2007*     $ 59,744.99    $151,405.53
        Rick Calloway           10,000         07.14%        $ 9.50      03/21/2007*     $ 59,744.99    $151,405.53
        O. J Peterson, III      60,000         42.87%        $ 9.975     03/21/2007*     $301,469.93    $581,732.01

         * Mr. Mellon, Mr. Calloway, and Mr. Peterson left the Company before any options vested. The Company agreed to grant Mr. Peterson 30,000 vested options with an exercise price of $10.50 per share in 1998. Options vest 20% on each anniversary of their grant.


                  NON-EMPLOYEE GRANTS OF STOCK OPTIONS IN 1997


                                               % of Total
                                Number of      Options                                 Potential       Potential
                                Securities     Granted to                              Realizable      Realizable
                                Underlying     Non-Employees Exercise                  Value at        Value at
                                Option         in Fiscal     Prices      Expiration    Annual Rate of  Annual Rate of
        Name                    Granted        Year          Per Share   Date          5%              10%
        ----                    -------        ------------- ----------  ----          --------------  --------------
        David C. Grunewald      10,000         10.87%        $9.50       03/21/2007    $  59,744.99    $151,405.53
        Robert H. Hughes        10,000         10.87%        $9.50       03/21/2007    $  59,744.99    $151,405.53
        Jiang He                10,000         10.87%        $9.50       03/21/2007    $  59,744.99    $151,405.53
        Anthony Weigard          2,000         02.17%        $9.50       03/21/2007    $  11,948.99    $ 30,281.06
        Stephen Peskoff         50,000         54.38%        $9.50       03/21/2007    $ 298,824.95    $757,027.65
        Roger E. Stone          10,000         10.87%        $9.50       03/21/2007    $  59,744.99    $151,405.53

                       EXERCISE OF STOCK OPTIONS IN 1997

         No executive or officer of the Company exercised any stock options during 1997. With the exception of Mr. O.J. Peterson's options, no options became vested until March 21, 1998. There are no outstanding stock appreciation rights.

Certain Transactions

         Premier Development, Inc. At the September 2, 1997 Board of Directors meeting, the independent directors of the Board were asked to review and approve a transaction involving Premier Development Inc. ("Premier"). Mr. Jacobs, Mr. Hughes and Mr. Grunenwald are affiliated with Premier. Premier audits, researches, pre-develops, and assists in the acquisition of new opportunities for the Company. The Company's independent members of the Board of Directors approved the entering of a two-year agreement with Premier which commenced on October 1, 1997 and will extend through September 30, 1999 pursuant to which Premier will receive a fee of $226,000 per year for services provided.

         Norglass, Inc. The Company's subsidiary, Colonial Downs, L.P. (the "Partnership"), is engaged in a contract dispute under the Construction Agreement, dated February 10, 1997 (the "Construction Contract"), between the Partnership and Norglass, Inc. ("Norglass"). James Leadbetter, a beneficial shareholder of more than 5% of the Company, is also the beneficial shareholder of more than 5% of Norglass' stock. Pursuant to the terms of the Construction Contract, the Partnership is proceeding before the American Arbitration Association ("AAA") against Norglass, the general contractor engaged to manage the construction of Colonial Downs' racetrack. In the proceeding, the
Partnership challenges the validity of Norglass' mechanic's liens for approximately $11.8 million (subsequently reduced to $6.5 million) and asserts a damage claim against Norglass in an amount of not less than $4.4 million. The Partnership is vigorously pursuing its claims against Norglass and is vigorously defending against claims for payment by Norglass under the Construction Contract.

         Colonial Gifts & Sportswear. The Company has entered into an agreement with Colonial Gifts & Sportswear, Inc., a Virginia corporation ("Sportswear"), for the sale of gifts and apparel. Pursuant to the agreement, the Company provides space at the racetrack and racing centers to Sportswear in exchange for a royalty based on Sportswear's gross sales. Although the Company received less than $60,000 in 1997 under the agreement, the expected value of the contract may be in excess of $60,000 in 1998. Sportswear is wholly owned by the wife and daughter of Mr. Arnold Stansley, a director.

         Virginia Concessions, L.L.C. The Company has entered into an agreement with Virginia Concessions, L.L.C. for Virginia Concessions, L.L.C. to provide food service at Colonial Downs racetrack and at the Company's racing centers. Under the Agreement, Virginia Concessions, L.L.C. pays a portion of its gross sales to the Company as rent. For 1997, the Company received approximately $146,500 from Virginia Concessions under the Agreement. Such agreement is expected to be in excess of $60,000 for 1998. Additionally, the Company entered into a management agreement effective as of January 1, 1998, pursuant to which it will oversee the management and administration of food and beverage service at the racetrack and racing centers in exchange for all earnings (or losses) from food and beverage sales. Virginia Concessions, L.L.C. is beneficially wholly owned by Mr. Jeffrey P. Jacobs.

         Friedman, Billings, Ramsey and Company. Mr. Peskoff is a director of the Company. Friedman, Billings, Ramsey and Company is the beneficial shareholder of more than 5% of the Company's stock. Mr. Peskoff is also a consultant for Friedman, Billings, Ramsey and Company. Friedman, Billings, Ramsey and Company were the lead underwriters for the Company in its initial public offering in March of 1997.

Section 16(A) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock file reports of ownership and changes in ownership of the Company's Common Stock and any other equity securities of the Company with the Securities and Exchange Commission (SEC) and the NASD. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of Forms 3, 4 and 5 furnished to the Company, or written representations from certain reporting persons that no such forms were required to be filed by such persons, the Company believes that all its executive officers, directors and greater than 10% shareholders complied with all filing requirements applicable to them during 1997 with the exception of a late filing by Gil D. Short on Form 5.

                        COMPANY STOCK PRICE PERFORMANCE
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

         The following graph compares the cumulative total shareholder return for the Company's Common Stock since the Company's shares began trading on March 18, 1997 to the cumulative total returns of (i) the NASDAQ Market Index and (ii) a Peer Group Index comprised of the following gaming and horse racing companies:
Churchill Downs, Inc., Dover Downs, Inc., and Penn National Gaming, Inc.

PERFORMANCE GRAPH PLOT POINTS


                                               03/18/97        12/31/97
                                               --------        --------
Colonial Downs Holdings, Inc.                  100.0            37.33
Nasdaq Market Index                            100.0           123.71
Peer Group                                     100.0           113.28

Notes:

A.    The initial price  determination for Colonial Downs  Holdings,   Inc.  was
determined using the closing price of Colonial Downs on March 18, 1997, its first day of trading.

B.    The index level was set to 100.0 on 3/18/97.


                                 OTHER MATTERS

         The Company has mailed a 1997 Annual Report to Shareholders and a proxy card together with this proxy statement to all shareholders of record at the close of business on May 4, 1998. The only business to come before the meeting of which management is aware is set forth in this proxy statement. If any other business does properly come before the Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

         The Board of Directors has not yet selected a firm of independent certified public accountants to audit the books, records and accounts of Colonial Downs Holdings, Inc., and its subsidiaries for 1998.

                             SHAREHOLDER PROPOSALS

         It is presently anticipated that the 1999 Annual Meeting of Shareholders will be held on May 7, 1999. In order for shareholder proposals to be included in the proxy material for that meeting, such proposals must be received by the Secretary of the Company prior to March 8, 1999. A shareholder must state: (a) a description of the business to be brought, (b) the name and address of the shareholder, (c) a representation that the shareholder is entitled to vote at the upcoming meeting, (d) the class and number of shares of the Company's stock owned both directly and indirectly by the shareholder, and
(e) any material interest in the matter addressed in the proposal.

         IT  IS  IMPORTANT  THAT  PROXIES  BE  RETURNED   PROMPTLY.   THEREFORE,
SHAREHOLDERS ARE URGED TO DATE, SIGN, AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.


                                   FORM 10-K

         THE COMPANY WILL PROVIDE WITHOUT CHARGE UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS), INCLUDING FINANCIAL STATEMENTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 10515 COLONIAL DOWNS PARKWAY, NEW KENT, VA 23124 ATTENTION: CORPORATE SECRETARY.

                         COLONIAL DOWNS HOLDINGS, INC.

         The undersigned hereby appoints Jeffrey P. Jacobs and Ian M. Stewart, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of Colonial Downs Holdings, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders thereof to be held on June 5, 1998 and at any and all postponements and adjournments thereof, upon the following matters:

         1. For the election of Stephen Peskoff and Patrick J. McKinley to serve as Class I Directors until the Annual Meeting of Shareholders of the Company to be held in the year 2001 and until their successors are elected and qualified:

         _______For Both Nominees ______ Against Both Nominees ______ Abstain

(INSTRUCTIONS: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW):

         Stephen Peskoff  and Patrick J. McKinley

         2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including matters incident to its conduct.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 1.

         IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED "FOR" SUCH ITEM.


Dated _____________, 1998

  ----------------------                Please sign exactly as name appear on
         Signature                      stock certificate.  If stock is jointly
                                        owned, both parties must sign.

  ----------------------
         Signature

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.